UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2018

Superior Group of Companies, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida (Address of principal executive offices)		33772 (Zip Code)

Registrant's telephone number including area code: (727) 397-9611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on May 2, 2018, Superior Group of Companies, Inc., known at the time as Superior Uniform Group, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with CID Resources, Inc., a Delaware corporation (“CID”), CID Resources Holdings LLC, a Delaware limited liability company (the “Seller”), and certain of the equityholders of the Seller (such signatories, the “Equityholders”). Pursuant to the Purchase Agreement, the Company acquired all of the issued and outstanding common stock and Series A preferred stock of CID effective as of May 2, 2018. CID, headquartered in Coppell, Texas, manufactures medical uniforms, lab coats, and layers, and sells its products to specialty uniform retailers, ecommerce medical uniform retailers, and other retailers. This Amendment No. 1 to Current Report on Form 8-K (the “Form 8-K/A”) amends and supplements the Current Report on 8-K filed by the Company with the Securities and Exchange Commission on May 3, 2018 (the “Original Report”) to include the financial statements of CID Resources, Inc. and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and to include the exhibits under Item 9.01(d) of Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of CID Resources, Inc.as of and for the years ended December 31, 2017 and December 31, 2016, and the related notes thereto, are filed as Exhibit 99.4 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

The balance sheets as of March 31, 2018 (unaudited) and December 31, 2017, and the unaudited statements of income and cash flows for the three-month periods ended March 31, 2018 and March 31, 2017, and unaudited statement of stockholders’ equity for the three-month period ended March 31, 2018, and the related notes thereto, are filed as Exhibit 99.5 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial statements, which includes the unaudited pro forma combined balance sheet as of March 31, 2018 and the unaudited pro forma combined statements of comprehensive income for the three-month period ended March 31, 2018 and for the year ended December 31, 2017, and the related notes thereto, are filed as Exhibit 99.6 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.3	BDO USA, LLP Consent

99.4	CID Resources, Inc. Audited Balance Sheets as of December 31, 2017 and 2016, and the related Statements of Income, Stockholders’ Equity, and Cash Flows for the years then ended.

99.5

CID Resources, Inc. Balance Sheets as of March 31, 2018 (Unaudited) and December 31, 2017, and the Unaudited Statements of Income and Cash Flows for the Three Months Ended March 31, 2018 and 2017 and the Unaudited Statement of Stockholders’ Equity for the Three Months Ended March 31, 2018.

99.6

Unaudited Pro Forma Combined Statement of Comprehensive Income for the three months ended March 31, 2018 and the year ended December 31, 2017, and the Unaudited Pro Forma Combined Balance Sheet as of March 31, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR GROUP OF COMPANIES, INC.

Date: July 12, 2018	By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.
Chief Operating Officer, Chief Financial Officer and Treasurer

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